UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 TESSCO TECHNOLOGIES INCORPORATED ANNUAL MEETING OF SHAREHOLDERS Thursday, July 20, 2017 9:00 a.m. 375 West Padonia Road Timonium, Maryland 21093 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 20, 2017. Notice is hereby given that the Annual Meeting of Shareholders of TESSCO Technologies Incorporated will be held at 375 West Padonia Road, Timonium, Maryland 21093 on July 20, 2017 at 9:00 a.m. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/tess If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before July 8, 2017 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following Proposals: 1. To elect seven (7) director nominees to serve on our Board of Directors, each for a one (1) year term ending at the Annual Meeting of Shareholders to be held in 2018 and until their respective successors are duly elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018. Note: In their discretion, the proxies may vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/tess • • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on July 19, 2017. For shares held in TESSCO Technologies Incorporated’s employee benefit plans, the deadline for submitting voting instructions is 11:59 p.m. (CT) on July 17, 2017. Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. • Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, notice, proxy statement and annual report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/tess . Follow the instructions to log in, and order copies. g W Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send us an email at paper@investorelections.com with “tess Materials Request” in the subject line. The email must include: � • • • • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or-to receive an email with links to the electronic materials. If you choose email delivery you must include the email address. If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. fJ In Person – You may choose to attend the Annual Meeting and vote in person at the meeting. The location and any special requirements for attendance at the Annual Meeting are provided in the 2017 Proxy Statement. Only stockholders who owned common stock at the close of business on the record date, May 30, 2017, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.